DELAWARE GROUP® EQUITY FUNDS IV

Delaware Government Cash Management Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
each dated January 28, 2020

On May 20, 2020, the Board of Trustees of Delaware Group Equity Funds IV unanimously voted and approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution are expected to take effect on or about Sept. 25, 2020.

The Fund will be closed to new investors and all sales efforts will cease as of the close of business on Thursday, July 2, 2020. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until close of business Wednesday, Sept. 23, 2020.

Shareholders will be permitted to exchange their shares for the same share class of any of Delaware Funds® by Macquarie’s other funds prior to the Fund’s liquidation date. Any exchange would be made at the current net asset value of the Fund and the selected Delaware Fund.  The Fund’s shareholders would not incur front-end or contingent deferred sales charges upon these exchanges as the funds do not typically carry loads or sales charges.

Effective July 2, 2020, the following is inserted directly after the Fund’s summary prospectus section entitled, “Delaware Government Cash Management Fund” and the statutory prospectus section entitled, “Fund summaries: Delaware Government Cash Management Fund”:

The Fund is closed to new investors.

Effective July 2, 2020, the following is inserted at the beginning of the Fund’s summary prospectus section entitled, “Delaware Government Cash Management Fund — Purchase and redemption of Fund shares” and the statutory prospectus section entitled, “Fund summaries: Delaware Government Cash Management Fund — Purchase and redemption of Fund shares”:

The Fund is closed to new investors. Existing shareholders of the Fund may continue to purchase shares until close of business Wednesday, Sept. 23, 2020.

Effective as of the date of this supplement, the following sentences are added as a new first paragraph to the Fund’s statutory prospectus section entitled, “About your account — Waivers of contingent deferred sales charges.”

The CDSC shall be waived for all redemptions subsequent to the Delaware Government Cash Management Fund’s notice to shareholders of its intent to liquidate. The CDSC may be reinstituted upon notice to shareholders.

Effective as of the date of this supplement, the following replaces the first sentence of the section of the Fund’s statutory prospectus entitled “About your account — Investor services — Check writing”:

Check writing is available for certain shareholders of Delaware Government Cash Management Fund at no cost, through checks dated Aug. 17, 2020, at which point this service will cease.

For those accounts with automated purchases and/or withdrawals established, these transactions will cease on Sept. 25, 2020 if no action is taken.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 25, 2020.